Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

7. Commitments and Contingencies

Operating Leases

The Company entered into a lease agreement during January 2016, which commenced in July 2016, for its current office and primary research facility located in San Diego, California. In June 2018, the Company amended its existing lease agreement to expand its office and laboratory space within the same building, which the Company occupied commencing September 2018. The amended lease term for all leased premises had an expiration date of December 31, 2021, and an option to extend the lease term on all leased space for one additional five-year term. As of the date of adoption of ASC 842, the Company was not reasonably certain that it would exercise the extension option, and as such, did not include this option in the determination of the total lease term. The lease includes both discounts of certain base rents during 2016 and 2019, and escalating lease payments over the term.

On January 1, 2019, in conjunction with the adoption of the guidance in ASU 2016-02—“Leases”, the Company recognized a right-of-use asset and corresponding lease liability for its facility lease as the present value of lease payments not yet paid at January 1, 2019. The right-of-use asset and corresponding lease liability was estimated assuming the remaining lease term of 36 months at January 1, 2019, and an estimated discount rate of 8.5%, which was the Company’s incremental borrowing rate at the date of adopting ASC 842. The Company recorded a lease liability of $2.3 million and right-of-use asset of $1.7 million, which is net of $0.6 million of the Company’s previously capitalized tenant improvement allowance and deferred rent, upon adoption.

In June 2019, the Company amended the terms of its existing facility lease and in conjunction with entering into a lease for additional office and laboratory space, agreed to surrender a portion of its current laboratory and office space and extend the lease term for its remaining laboratory and office space to June 30, 2023. The execution of the new lease and the amendment to the Company’s existing facility lease were accounted for as a single contract for accounting purposes, as the counterparty to both contracts is the Company’s existing landlord and both agreements were negotiated contemporaneously as a package to achieve the same commercial objective.

In June 2019, the Company accounted for the partial surrender of office and laboratory space as a reduction to its existing right-of-use asset and liability totaling $0.6 million, and $0.9 million, respectively. The difference between these amounts was recorded as a $0.3 million deferred gain. The deferred gain was recorded as a component of other long-term liabilities on the balance sheets and will be recognized as an offset to future rent expense over the remaining term of the amended lease.

In addition, in June 2019, and in connection with the extension of the lease term of our previously existing office and laboratory space, the Company recognized an incremental increase to its existing right of use asset and lease liability of $0.5 million, respectively. The adjustment was computed assuming a lease term ending in June 2023 and an estimated incremental borrowing rate of 8.5%. This right-of-use asset was recorded net of $0.3 million which represents the Company’s net unamortized capitalized tenant improvement allowance and deferred rent.

The commencement date for the new lease is July 2019 and it has a lease expiration date of June 30, 2023. In addition to base rental payments under this lease, which escalate over the term of the lease, the Company will also be responsible for the payment of its share of the estimated annual operating expenses, property tax expenses, and utilities costs related to this lease of additional space. The lease also contains an option to extend the lease term on all leased space for one additional five-year term. As of June 30, 2019, the Company was not reasonably certain that it would exercise the extension option, and as such, will not include this option in the determination of the total lease term for accounting purposes. The Company expects to record a right-to-use asset and lease liability for the new leased space using a discount rate of 8.5%, which is the Company’s incremental borrowing rate. We did not record a right-of-use asset or lease liability for the new leased space as of June 30, 2019, as the commencement date and right-of-use for the new space was July 1, 2019.

Future minimum payments under the amended lease as of June 30, 2019 are as follows (in thousands):

2019 (Six months remaining)	$155
2020	457
2021	471
2022	486
2023	247

Total future minimum lease payments	1,816

Less: Amounts representing interest	(296)

Total lease liability	$1,520

Remaining lease term	4.0 years

Rent expense was $0.1 million for the three months ended June 30, 2019 and 2018, respectively and was $0.3 million and $0.2 million for each of the six months ended June 30, 2019 and 2018, respectively. The Company made cash payments related to its operating lease agreement of $0.2 million and $0.1 million for the three months ended June 30, 2019 and 2018, respectively and $0.4 million and $0.2 million for the six months ended June 30, 2019 and 2018, respectively. The Company expects to pay $0.7 million in 2019, $1.6 million in 2020, $1.7 million in 2021, $1.7 million in 2022, and $0.9 million in 2023, which includes lease payments for the new office space.

6. Commitments and Contingencies

Operating Leases

The Company entered into a lease agreement during January 2016, which commenced in July 2016, for its current office and primary research facility located in San Diego, California. The lease includes both discounts of certain base rents during 2016 and 2019, and escalating lease payments over the term, which are being expensed ratably over the extended lease term.

In June 2018, the Company amended its existing lease agreement to include an additional 9,302 square feet of office and laboratory space within the same building as its current office and laboratory space. The additional space has the same base rental rate per square foot and expiration date of December 31, 2021 as the original facility per the existing lease with an option to extend the lease for the entire premises through the expiration of the initial terms of the master lease. The Company was obligated to, and has provided, a letter of credit of $73 for the lease which has been recorded to security deposits on the December 31, 2018 balance sheet. The Company occupied the additional space in September 2018.

Rental expense, for the years ended December 31, 2017 and 2018 was $389 and $489, respectively.

As of December 31, 2018, future minimum lease payments under the operating lease (assuming the Company does not elect the early cancellation option on this lease), are as follows:

2019	$792
2020	887
2021	914

$2,593